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                                                                    Exhibit 99.3

    [LETTERHEAD OF ORTEGA, DEL CASTILLO, BACORRO, ODULIO, CALMA & CARBONELL]

                                  May 26, 2006

AMKOR TECHNOLOGY, INC.
1900 South Price Road
Chandler, AZ 85248

     Re: AMKOR TECHNOLOGY, INC. - ISSUANCE OF $400,000,000 OF REGISTERED 9.25%
         SENIOR NOTES DUE 2016

Ladies and Gentlemen:

     We have acted as special counsel to AMKOR TECHNOLOGY PHILIPPINES, INC. ("Guarantor"), a corporate duly organized and existing under Philippine laws and an indirect subsidiary of Amkor Technology, Inc., a Delaware corporation (the "Company"), in connection with the filing of a registration statement on Form S-3ASR (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") on May 10, 2006, pursuant to which the Company is offering $400,000,000 aggregate principal amount of its 9.25% Senior Notes due 2016 (the "Notes"). The Registration Statement also covers the guarantee of the Notes (the "Notes Guarantee") by Guarantor and certain subsidiaries of the Company set forth on Schedule I hereto (collectively, the "Subsidiary Guarantors"). The Notes and the Note Guarantee are collectively referred to as the "Securities."

     The Securities will be issued pursuant to an indenture dated as of May 26, 2006 (the "indenture") among the Company, the Guarantors and U.S. Bank National

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Association, as trustee, as contemplated by the Underwriting Agreement, dated as of May 11, 2006, by and among the Company and Citigroup Global Markets Inc., as underwriter.

     In rendering the opinions expressed below, we have examined originals or copies of: (a) the latest Articles of Incorporation and By-Laws of the Guarantor; (b) the indenture; (c) the Notes; and (d) the Notes Guarantee. We have also examined copies of such company records of Guarantor and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

     With your permission and without any verification by us, we have assumed for purposes of rendering the opinions set forth herein the genuineness of all signatures, the legal capacity of all natural persons to execute and deliver documents, perform the transaction or to carry out their role in it, the authenticity and completeness of documents submitted to us as originals and the completeness and conformity with authentic original documents of all documents submitted to us as copies, each document has been unconditionally delivered, and that all documents, books and records made available to us by Guarantor are accurate and complete.

     As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have retied upon statements and representations of officers and other representatives of Guarantor and others and of public officials.

     Members of our firm are admitted to the bar in the Philippines, and we express no opinion as to any matter relating to laws of any jurisdiction other than the laws of the Philippines as such are in effect on the date hereof, and we have made no inquiry into, and we express no opinion as to, the statutes, regulations, treaties, common laws or other laws of any other notion, state or jurisdiction. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any federal or state law, rule or regulation relating to securities, or to the sale, registration or issuance thereof.

     On the basis of the foregoing and in reliance thereon and having regard for legal considerations which we deem relevant, and subject to the limitations and qualifications set forth herein, we advise you that in our opinion:

     1. Guarantor is duly incorporated and validly existing in good standing under the laws of the Philippines;

     2. The Indenture has been duly authorized, executed and delivered by Guarantor,

     3. The Notes Guarantee has been duly authorized, executed and delivered by Guarantor, and,

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     4. Guarantor has the requisite corporate power to execute, deliver, and perform its obligations under the Indenture and the Notes Guarantee.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus farming part of the Registration Statement and any amendments thereto. Further, we consent to the reliance by Wilson Sonsini Goodrich & Rosati, Professional Corporation, on this letter in connection with their opinions regarding the enforceability of the Notes Guarantee against Guarantor. This opinion letter speaks only at as of its date and is based solely on the facts and circumstances known to us and as of such date.

                                        Very truly yours,
                                        ORTEGA, DEL CASTILLO, BACORRO ODULIO,
                                        CALMA & CARBONELL


                                        By: /s/ Renato G. Calma
                                            ------------------------------------
                                            RENATO G. CALMA

                                                           and


                                        /s/ Aleli Militsala-Boniol
                                        ----------------------------------------
                                        ALELI MILITSALA-BONIOL